SWISS RE FINANCIAL PRODUCTS CORPORATION
55 East 52nd Street
New York, New York 10055
Fax: (917) 322-7201/Phone: (212) 407-7322

DATE:	January 31, 2007

TO:	Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-1
c/o Wells Fargo Bank, N. A.
9062 Old Annapolis Road
Columbia, MD 21045 ("Party B")

FROM:	Swiss Re Financial Products Corporation (“Party A”)

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of January 31, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follows:

General Terms

Trade Date:	January 25, 2007

Effective Date:	February 26, 2007

Termination Date:	December 25, 2011, subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on March 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on March 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
$215,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to January 31, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York.

Account Details:

	Payments to Party A:	JPMorgan Chase Bank ABA # 021000021 SWIFT: CHASUS33 For the Account of Swiss Re Financial Products Corporation Account No.:

	Payments to Party B:	WELLS FARGO BANK, NA ABA# 121000248 FOR CREDIT TO: SAS Clearing ACCT: 3970771416 FFC: 50983100 Ref: SARM 2007-1 Attn: Scott Runkles

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST, SERIES 2007-1
By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of January 31, 2007
Re: Reference Number 1247682

Amortization Schedule
(subject to adjustment in accordance with the Modified Following Business Day Convention)

From and including	To but excluding	Notional Amount (USD)	Fixed Rate (%)
2/26/2007	3/25/2007	332,888,163.68	5.44692
3/25/2007	4/25/2007	321,131,533.04	5.44440
4/25/2007	5/25/2007	309,790,006.58	5.43149
5/25/2007	6/25/2007	298,725,491.81	5.41802
6/25/2007	7/25/2007	288,175,083.32	5.41339
7/25/2007	8/25/2007	277,997,198.55	5.39221
8/25/2007	9/25/2007	268,178,686.94	5.36970
9/25/2007	10/25/2007	258,706,862.05	5.33651
10/25/2007	11/25/2007	249,569,485.24	5.30255
11/25/2007	12/25/2007	240,754,749.82	5.26911
12/25/2007	1/25/2008	232,251,265.81	5.22372
1/25/2008	2/25/2008	224,048,045.28	5.19225
2/25/2008	3/25/2008	214,697,619.74	5.16134
3/25/2008	4/25/2008	205,737,350.22	5.13484
4/25/2008	5/25/2008	197,150,959.75	5.11599
5/25/2008	6/25/2008	188,922,850.34	5.09719
6/25/2008	7/25/2008	181,038,074.63	5.08920
7/25/2008	8/25/2008	173,482,308.76	5.07906
8/25/2008	9/25/2008	166,241,826.40	5.06832
9/25/2008	10/25/2008	159,303,473.78	5.05780
10/25/2008	11/25/2008	152,654,645.84	5.05194
11/25/2008	12/25/2008	146,283,263.33	5.04635
12/25/2008	1/25/2009	140,177,750.88	5.04353
1/25/2009	2/25/2009	134,327,015.99	5.04515
2/25/2009	3/25/2009	127,790,459.40	5.04596
3/25/2009	4/25/2009	121,571,934.06	5.03828
4/25/2009	5/25/2009	115,655,968.44	5.04441
5/25/2009	6/25/2009	110,027,843.58	5.05014
6/25/2009	7/25/2009	104,673,556.48	5.05612
7/25/2009	8/25/2009	99,579,785.28	5.06224
8/25/2009	9/25/2009	94,733,856.15	5.06826
9/25/2009	10/25/2009	90,123,711.74	5.07439
10/25/2009	11/25/2009	85,737,881.23	5.08048
11/25/2009	12/25/2009	81,565,451.76	5.08676
12/25/2009	1/25/2010	77,596,041.33	5.09302
1/25/2010	2/25/2010	73,819,772.97	5.09955
2/25/2010	3/25/2010	70,227,250.15	5.10599
3/25/2010	4/25/2010	66,809,533.45	5.11238
4/25/2010	5/25/2010	63,558,118.31	5.11881
5/25/2010	6/25/2010	60,464,913.85	5.12479
6/25/2010	7/25/2010	57,522,222.82	5.13078
7/25/2010	8/25/2010	54,722,722.37	5.13664

From and including	To but excluding	Notional Amount (USD)	Fixed Rate (%)
8/25/2010	9/25/2010	52,059,445.90	5.14226
9/25/2010	10/25/2010	49,525,765.70	5.14780
10/25/2010	11/25/2010	47,115,376.49	5.15315
11/25/2010	12/25/2010	44,822,279.71	5.15836
12/25/2010	1/25/2011	42,640,768.61	5.16341
1/25/2011	2/25/2011	40,565,414.08	5.16910
2/25/2011	3/25/2011	38,591,051.11	5.17545
3/25/2011	4/25/2011	36,712,765.96	5.18165
4/25/2011	5/25/2011	34,888,171.14	5.18750
5/25/2011	6/25/2011	33,190,077.77	5.19305
6/25/2011	7/25/2011	31,562,267.93	5.19840
7/25/2011	8/25/2011	29,975,234.18	5.20341
8/25/2011	9/25/2011	28,500,713.56	5.20819
9/25/2011	10/25/2011	26,696,525.41	5.21265
10/25/2011	11/25/2011	24,741,906.32	5.21686
11/25/2011	12/25/2011	23,097,195.95	5.22079